Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated January 19, 2021 to the

Statutory Prospectus for Class A, Class C, Class R, Class T, Class R6, Institutional Class, Class P and

Administrative Class Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2020 (as supplemented thereafter)

Disclosure Relating to AllianzGI Global Sustainability Fund

(for purposes of this section only, the “Fund”)

Effective on or about March 1, 2021, within the Fund Summary relating to the Fund, the subsection entitled “Management of the Fund—Portfolio Managers” will be revised and restated in its entirety as follows:

Portfolio Managers

Gunnar Miller, senior portfolio manager and Global Director of Research, has managed the Fund since 2021.

Robbie Miles, portfolio manager and vice president, has managed the Fund since 2021.

Effective on or about March 1, 2021, the information relating to the Fund contained in the table in the subsection “Management of the Funds—Investment Manager” in the Prospectus will be deleted and replaced with the following:

AllianzGI Global Sustainability Fund	Gunnar Miller	2021	Gunnar Miller is Global Director of Research, and has served as Global Head of Equity Research, Head of Equity Research Europe and Sector Team Head/Research Analyst for European Technology at Allianz Global Investors and has over 30 years of investment research experience. In his role as Director of Research, Gunnar has been instrumental in integrating the analysis of Environmental, Social and Governance factors across the investment platform. He also co-manages the Allianz Thematica fund. He joined the firm in 2003. Prior to this, he spent one year as an analyst covering European semiconductors in Frankfurt and four years in New York covering U.S. semiconductor equipment for Goldman Sachs, before which he spent eight years as an analyst covering U.S. semiconductor equipment and electronics distribution at Paine Webber and Kidder Peabody, and three years as a financial analyst. He ranked number one in the annual U.S. Institutional Investor poll from 1996 through 2001 after placing second in 1995, and top four in the annual Greenwich Associates buy-side poll from 1994 through 2001. He graduated Phi Beta Kappa with a B.A. (Magna Cum Laude) in Economics from Lehigh University in 1987. He has also served as a member of the board of directors of the DVFA Society of Investment Professionals in Germany, chairman of the Corporate Reporting Users’ Forum (CRUF) Germany, as a board member of XBRL International Inc. (XII), and on the Accounting Council of the UK Financial Reporting Council (FRC).
	Robbie Miles, CFA	2021	Robbie is a co-lead portfolio manager, and a vice president with Allianz Global Investors, which he joined in 2014. He co-manages the Food Security strategy; and is a member of the Global Thematic team where he researches and develops investment themes globally, with a specific focus on themes aligned to SDGs and other societal goals. Robbie was previously an ESG analyst for the company for 6 years in San Francisco and London. Before joining Allianz Global Investors, he qualified as a Chartered Accountant with PwC. Robbie has a first class degree in Environment & Business from the University of Leeds. He is a CFA charterholder.

Please retain this Supplement for future reference.